SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 15, 2004

                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                           000-49899                13-4078506
(State or Other Jurisdiction       (Commission              (IRS Employer
Of Incorporation)                  File Number)             Identification
No.)



50 Monument Road, Bala Cynwyd, Pennsylvania               19004
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                                 (610) 668-3000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 3. Bankruptcy or Receivership

     On January 15, 2004, ATX Communications, Inc. (the "Company") and each of its 31 wholly-owned subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors remain in possession of their assets and properties and continue to operate their businesses and mange their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

     Further details are included in the press release attached as Exhibit 99.01, which is incorporated herein by reference.

Item 7(c). Exhibits

99.01 Press Release of the Company dated January 15, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 15, 2004                ATX COMMUNICATIONS, INC.
                                       (Registrant)


                                       By:  /s/ Thomas J. Gravina
                                       ------------------------------------
                                       Name:  Thomas J. Gravina
                                       Title: President and Chief Executive
                                              Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description

99.01          Press Release of the Company dated January 15, 2004.